                                                                      Exhibit 10

                        SPECIAL COMPENSATION AGREEMENT

          THIS SPECIAL COMPENSATION AGREEMENT (the "Agreement") is made and entered into this 11th day of December, 1989, by and among IMPERIAL BANCORP, a registered bank holding company ("Bancorp"), IMPERIAL BANK, a state banking corporation ("Bank") and NORMAN P . CREIGHTON, an individual (the "Executive"). (Bancorp and Bank shall be collectively referred to as "the Company").

                                   RECITALS
                                   --------
          A.   The Executive is currently employed by Bank.

          B.   This Agreement sets forth the Special Compensation (as defined in
Section 3 below) which the Company agrees it will pay to the Executive upon a
---------
Termination Following Change in Control (as defined in Section 1 (p) below).
                                                       -------------
          C. The board of directors of both Bancorp and Bank, with the Executive specifically excluded from consideration of the matter, have approved the execution of this Agreement and the performance of the obligations hereunder.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, it is hereby agreed among the parties hereto as follows:

          1.   Definitions
               -----------
               (a)  Average Annual Compensation. The average Compensation (as
                    ---------------------------
defined in Section 1 (e) below) paid by the Company to the Executive during the
           -------------
five (5) most recent calendar years ending prior to the Change in Control of the Company. For purposes of this Agreement only, the Average Annual Compensation shall include all compensation which the Executive may have deferred during such five-year period preceding the Change in Control under the Company's Executive Deferral Plan. Average Annual Compensation shall not include any Company Contribution pursuant to Section 3.3 of the Executive Deferral Plan.

               (b)  Cause. For purposes of this Agreement only, termination for
                    -----
"Cause" shall mean:

                         (1)  termination of the Executive's employment on the
basis of fraud, misappropriation or embezzlement on the part of the Executive;

                         (2)  termination because Executive is convicted of (or
pleads nolo contendere to) a crime of dishonesty or breach of trust or crime
       ---- ----------
leading to incarceration of more than 90 days (including, without limitation, embezzlement or theft against Company) or payment of a penalty or fine of not less than $10,000; or

                         (3)  termination after issuance of an Order by a
regulatory agency, administrative tribunal or court pursuant to Section 8 of the Federal Deposit Insurance Act, Section 1913.5 of the California Financial Code or successor statutes.

Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause unless and until Bank delivers to the Executive a Notice of Termination (as defined in Section 1 (K) below) and a copy of the resolution
                           -------------
duly adopted by the affirmative vote of not less than three-quarters of the entire membership of Bank's board of directors at a meeting of the board called and held for the purpose of termination of the Executive for Cause (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the board), finding that in the good faith opinion of the board the Executive was guilty of or the subject of any of the items specified above, and specifying the particulars thereof in detail.

                    (c)  Change in Control. A Change in Control shall be deemed
                         -----------------
to have occurred contemporaneously with the occurrence of any one of the following events:

                         (1) any consolidation or merger of Bank or Bancorp in
which Bank or Bancorp is not a continuing or surviving corporation or pursuant to which the shares of Bank's or Bancorp's Common Stock are converted into cash, securities or other property, other than a merger of Bank or Bancorp in which the holders of Bank's or Bancorp's Common Stock immediately prior to the merger have the same proportion of ownership of common stock of the surviving corporation immediately after the merger;

                         (2)  any sale, lease, exchange or other transfer (in
one transaction or a series of related transactions) of all or substantially all of the assets of Bank or Bancorp;

                         (3)  the shareholders of Bank or Bancorp approve any
plan or proposal for the liquidation or dissolution of Bank or Bancorp;

                    (4) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, and the regulations thereunder (collectively, the "Exchange Act")) becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 25% or more of Bank's or Bancorp's issued and outstanding Common Stock (beneficial owners of 5% or more of Bank's or Bancorp's issued and outstanding Common Stock on the date of this Agreement shall not be considered persons for purposes of this section); or

                    (5) a majority of the members of Bank's or Bancorp's board of directors is replaced during any two-year period by directors whose appointment or election is not approved by two-thirds of the members of the board of directors at the start of such two-year period.

               (d)  Code.  The Internal Revenue Code of 1986, as amended.
                    ----

               (e)  Compensation.  The total compensation payable to the
                    ------------
Executive by Company.

               (f)  Date of Termination.  The "Date of Termination" of
                    -------------------
employment shall mean:

                    (1) if this Agreement is terminated by the Company based on the Executive's Disability, 30 days after Notice of Termination is given to the Executive; provided, however, that the Executive shall not have returned to the
           --------  -------
performance of the Executive's duties on a full-time basis during such 30-day period;

                    (2) if this Agreement is terminated based on the Executive's Retirement, the date on which the Notice of Termination is given;

                    (3) if this Agreement is terminated based on the Executive's Death, Good Reason or for Other Reason, the effective date of such termination; or

                    (4) if this Agreement is terminated for Cause, the date Bank delivers the resolution of Bank adopted in accordance with Section 1(b)
                                                                ------------
above.

               (g)  Death.  Termination for "Death" shall mean termination of
                    -----
the Executive's employment after the Executive has been declared legally dead pursuant to the applicable laws.

               (h)  Disability.  Termination for "Disability" shall mean
                    ----------
termination of the Executive's employment because the Executive has been absent from his duties on a full time basis for six(6) months as a result of the
                                         ------
Executive's incapacity due
to physical or mental illness and, within 30 days of Notice of Termination, the Executive shall not have returned to full-time performance of the Executive's duties.

               (i)  Excise Tax.  The tax imposed by Section 4999 of the Code and
                    ----------
any applicable state excise tax provision.

               (j)  Good Reason.  Termination for "Good Reason" shall mean
                    -----------
termination of employment by the Executive based on any of the following events occurring without the Executive's express written consent:

                    (1) Bank's assignment to the Executive of duties inconsistent with the Executive's position, duties, responsibilities and status with Bank or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control, or any removal of the Executive from or any failure to reelect the Executive to any such positions, except in connection with the termination of the Executive's employment for Death, Disability, Retirement or Cause or by the Executive other than for Good Reason;

                    (2) After a Change in Control, a reduction by Bank in the Executive's base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or Bank's failure to increase, within 12 months of the Executive's last increase in base salary, the Executive's base salary in an amount which at least equals, on a percentage basis, the average percentage increase in base salary for all executive officers of the Company effected in the preceding 12 months;

                    (3) Any failure by the Company to continue in effect any material fringe benefit, plan or arrangement in which the Executive is participating at the time of a Change in Control (or any other plans providing the Executive with substantially similar benefits) (collectively the "Fringe Benefit Plans"), or the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any Fringe Benefit Plan or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of a Change in Control;

                    (4) Any failure by the Company to continue in effect any monetary incentive plan or arrangement in which the Executive is participating at the time of a Change in Control (or any other plans or arrangements providing the Executive with substantially similar benefits) (collectively the "Monetary Incentive Plans")) or the taking of any action by the Company which would adversely affect the Executive's participation in such Monetary Incentive Plans or reduce the Executive's benefits under the Monetary Incentive Plans expressed as a percentage of the Executive's base salary, by more than two percentage points in any fiscal year as compared to the immediately preceding fiscal year;

                    (5) A relocation of the Company's principal executive offices to a location more than twenty (20) miles from the current location, or the Executive's relocation to any place other than the location at which the Executive performed executive duties prior to a Change in Control, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change of Control;

                    (6) Any material reduction by Bank in the number of annual paid vacation days to which the Executive is entitled after a Change in Control;

                    (7) Any material breach by the Company of any provision of this Agreement;

                    (8) Any failure by Bank or Bancorp to obtain the assumption of this Agreement by any successor or assign of the Company pursuant to Section
                                                                        -------
5 hereof; or
-

                    (9) Any purported termination of the Executive's employment (other than for Death) which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 1(k) below.
                               ------------

               (k)  Notice of Termination.  A written notice which (1) indicates
                    ---------------------
the specific termination provisions in this Agreement relied upon, (2) sets forth in reasonable detail the facts and circumstances claimed to provide the basis for termination of the Executive's employment under the provisions so indicated (and also provides the resolution specified in Section 1(b) if the
                                                         ------------
termination is for Cause), and (3) is delivered to (A) the Executive if the grounds for termination are Disability (when no legal custodian has been appointed for the Executive), Retirement or Cause, or (B) the Executive's legal custodian if the grounds for termination are Disability and a legal custodian has been appointed for the Executive.

               (l)  Other Reason.  Termination for "Other Reason" shall mean
                    ------------
termination of the Executive's employment either voluntarily or involuntarily for any reason other than Death, Disability, Retirement, Cause or Good Reason.

               (m)  Payment Date.  The Date of Termination.
                    ------------

               (n)  Retirement.  Termination for "Retirement" shall mean
                    ----------
termination of the Executive's employment by Bank (after Notice of Termination) or termination by the Executive, based on the Executive having reached age 70 or such other age as shall have been fixed in any arrangement established with the Executive's written consent.

               (o)  Special Compensation.  The term "Special Compensation" shall
                    --------------------
have the meaning defined in Section 3 below.
                            ---------

               (p)  Termination Following Change in Control.  If a Change in
                    ---------------------------------------
Control occurs while the Executive is still an employee of Bank, Termination Following Change in Control shall mean any termination of the Executive's employment with Bank unless such termination is as a result of (i) the
                     ------
Executive's Death; (ii) the Executive's Disability; (iii) the Executive's Retirement; (iv) the Executive's termination by Bank for Cause; or (v) the Executive's decision to terminate employment for Other Reason.

          2.   Term of Agreement.
               -----------------

               This Agreement shall terminate upon the earliest of the following events:

               (a) ten years from the date hereof if a Change in Control has not occurred within such ten year period;

               (b) the Date of Termination of the Executive's employment by Bank (i) prior to a Change in Control or (ii) after a Change in Control for Death, Disability, Retirement or Cause;

               (c) the Date of Termination of the Executive's employment by the Executive (i) prior to a Change in Control or (ii) after a Change in Control for Other Reason; or

               (d) the payment in full of all of the Company's obligations for Special Compensation as set forth in Section 3 below after Termination Following
                                     ---------
Change in Control.

          3.   Special Compensation Upon Termination Following Change in
               ---------------------------------------------------------
Control.
-------

               (a)  Special Compensation.  Unless this Agreement has previously
                    --------------------
terminated pursuant to Section 2 above, immediately upon a Termination Following
                       ---------
Change in Control, the Company shall pay to the Executive, in addition to any compensation to which the Executive may otherwise be entitled, an amount equal to the lesser of: (1) 2.99 times the Average Annual Compensation; or (2) the
       ------
largest gross Special Compensation amount which, in the opinion of the Company's independent auditors, will maximize the net payment to the Executive after consideration of the Executive's income taxes and the Excise Tax. The Special Compensation shall be paid in a lump sum, in cash, on the Payment Date. All of the Special Compensation shall be paid by Bank.

               (b)  Computation of Excise Tax.  For purposes of determining
                    -------------------------
whether any of the Special Compensation will be subject to the Excise Tax and the amount of such Excise Tax:

                    (1) Any other payments or benefits received or to be received by the Executive in connection with a Change in Control (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any person or entity whose actions result in a Change in Control or any person affiliated with the Company or such person) shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code and all "excess parachute payments" within the meaning of
Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of the Company's independent auditors such other payments or benefits (in whole or in part) do not constitute parachute payments or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered by the Executive within the meaning of Section 280G(b)(4) of the Code;

                    (2) The amount of the Special Compensation which shall be treated as subject to the Excise Tax shall be equal to lesser of (A) the total amount of the Special Compensation or (B) the amount of excess parachute payments within the meaning of Section 280G(b)(1) and (4) (after applying clause
(1) above); and

                    (3) The value of any non-cash benefits and any present value computations shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code.

                    (4) The determination of the amount of the Excise Tax pursuant to the foregoing provisions shall be made by the Company's independent auditors and such determination shall be binding on both the Company and the Executive. The expense of such determination shall be borne solely by the Company.

               (c)  The Company's Withholding Obligation.  Bank shall withhold
                    ------------------------------------
the amount of federal and state income tax and, if applicable, the Excise Tax applicable to the Special Compensation payable to the Executive pursuant to the provisions of Section 3 hereof, in the amount established by Company's
              ---------
independent auditors.

          4.   No obligation to Mitigate Damages.
               ---------------------------------

               (a) Executive shall not be required to mitigate damages for the amount of any payment provided for under this

Agreement by seeking other employment or otherwise, nor shall the amounts of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as a result of employment by another employer after the Date of Termination or otherwise.

               (b) The provisions in this Agreement and any payment provided for hereunder shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time under any benefit plan, incentive plan, securities plan, employment agreement or other contract, plan or arrangement.

          5.   Successor to the Company.
               ------------------------

               (a) The Company will require any successor or assign, whether direct or indirect, by purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of Bank or Bancorp to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place. As used in this Agreement, Company shall mean the "Company" and any successor to its business and/or assets which executes and delivers the agreement provided in this Section 5 or which otherwise becomes bound by
                           ---------
all the terms and provisions of this Agreement by operation of law.

               (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, advisees and legatees. If the Executive should die while any amounts are still payable hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there is none, to the Executive's estate.

          6.   Arbitration.  Any controversy or claim arising out of or relating
               -----------
to this Agreement, or the breach thereof, other than matters pertaining to injunctive relief, including, without limitation, temporary restraining orders, preliminary injunctions, and permanent injunctions, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) shall be and may be entered in any court having jurisdiction thereof. The parties hereto hereby agree that the arbitrator(s) shall have jurisdiction to award punitive damages and the parties shall be permitted to conduct discovery in accordance with the provisions of Part 3, Title 9, Paragraphs 1280 et seq. of the California Code of Civil
                ------

Procedure. Such arbitration shall take place in Los Angeles, California, unless otherwise agreed to in writing by the parties.

          7.   Miscellaneous.
               -------------

               (a)  No Employment Contract.  This Agreement shall not constitute
                    ----------------------
a contract of employment between Company and Executive.

               (b)  Notice.  All notices, requests, demands, and other
                    ------
communications provided for hereunder shall be in writing or by telex or facsimile transmission and shall be deemed to have been duly given (1) on the date of service if delivered in person or by telex or facsimile transmission (with the telex or facsimile confirmation of transmission receipt acting as confirmation of service when sent and provided that telexed or telecopied notices are also mailed by first class, certified or registered mail, postage prepaid); or (2) seventy-two (72) hours after mailing by first class, registered or certified mail, postage prepaid, and properly addressed as follows or at such other address as the party affected may designate in a written notice to such other party in compliance with this section.

If to the Company:            Imperial Bancorp
                              Attn:  Richard Baker
                              9920 South La Cienega Blvd.
                              Inglewood, California 90301
                              Telecopier No.:  (213) 417-5695

If to the Executive:          Norman P. Creighton
                              P.O. Box 92991
                              Los Angeles, CA 90009
                              Telecopier No.: (213) 417-5874

               (c)  Waiver.  No provisions of this Agreement may be modified,
                    ------
waived or discharged unless such waiver, modification or discharge is pursuant to a written agreement signed by the Executive and the Company. No waiver by either party of any breach of, or compliance with, any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions.

               (d)  Integration.  No agreements or representations, oral or
                    -----------
otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement and the terms and conditions of all previous agreements between the parties concerning the subject matter hereof are hereby superseded.

               (e)  Governing Law.  This Agreement shall be governed and
                    -------------
construed in accordance with the laws of the State of California.

               (f)  Validity.  The invalidity or unenforceability of any
                    --------
provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

               (g)  Counterparts.  This Agreement may be executed in one or more
                    ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               (h)  Legal Fees and Expenses.  In the event that any party shall
                    -----------------------
bring any arbitration, action to enforce arbitration or any other legal action or proceeding (collectively, "action") arising out of or in connection with the performance, breach, interpretation, validity or enforceability of this Agreement, then the prevailing party in such action (as determined by the court, arbitrator(s) or other body having jurisdiction) shall be entitled to recover from the losing party, all reasonable costs and expenses of the action, including the fees of all arbitrators if the action has been arbitrated, reasonable attorneys' fees, court costs, costs of investigation and other costs reasonably related to such action, in such amounts as may be determined in the discretion of the court, arbitrator(s) or other body having jurisdiction.

               (i)  Confidentiality.  The Executive shall retain in confidence
                    ---------------
any and all confidential information known to the Executive concerning the Company and its business so long as such information is not otherwise properly disclosed.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

"EXECUTIVE"                   "BANCORP"

                              IMPERIAL BANCORP, a registered
                                bank holding company

_________________________     By: /s/ Richard M. Baker
Norman P. Creighton              --------------------------------
                                   Richard M. Baker
                                   Senior Vice President

                              "BANK"

                              IMPERIAL BANK, a state
                                banking corporation

                              By: /s/ Bernard G. LeBeau
                                 --------------------------------
                                   Bernard G. LeBeau
                                   Chairman

                        SPECIAL COMPENSATION AGREEMENT


          THIS SPECIAL COMPENSATION AGREEMENT (the "Agreement") is made and entered into this 11th day of December, 1989, by and among IMPERIAL BANCORP, a registered bank holding company ("Bancorp"), IMPERIAL BANK, a state banking corporation ("Bank") and George L. Graziadio, Jr., an individual (the "Executive"). (Bancorp and Bank shall be collectively referred to as "the Company").

                                   RECITALS
                                   --------

          A.   The Executive is currently employed by Bancorp and Bank.

          B.   This Agreement sets forth the Special Compensation (as defined in
Section 3 below) which the Company agrees it will pay to the Executive upon a
---------
Change in Control (as defined in Section 1(b) below).
                                 ------------

          C. The board of directors of both Bancorp and Bank, with the Executive specifically excluded from consideration of the matter, have approved the execution of this Agreement and the performance of the obligations hereunder.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, it is hereby agreed among the parties hereto as follows:

          1.   Definitions
               -----------

               (a)  Average Annual Compensation.  The average Compensation (as
                    ---------------------------
defined in Section 1(d) below) paid by the Company to the Executive during the
           ------------
five (5) calendar years ending prior to the Change in Control of the Company. For purposes of this Agreement only, the Average Annual Compensation shall include all compensation which the Executive may have deferred during the five-year period preceding the Change in Control under the Company's Executive Deferral Plan. Average Annual Compensation shall not include any Company Contribution pursuant to Section 3.3 of the Executive Deferral Plan.

               (b)  Change in Control.  A Change in Control shall be deemed to
                    -----------------
have occurred contemporaneously with the occurrence of any one of the following events:

                    (1) any consolidation or merger of Bank or Bancorp in which Bank or Bancorp is not a continuing or surviving corporation or pursuant to which the shares of the Bank's or Bancorp's Common Stock are converted into cash, securities or other property, other than a merger of Bank or Bancorp in which the holders of Bank's or Bancorp's Common Stock immediately prior to the merger have the same proportion of ownership of common stock of the surviving corporation immediately after the merger;

                    (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Bank or Bancorp;

                    (3) the shareholders of Bank or Bancorp approve any plan or proposal for the liquidation or dissolution of Bank or Bancorp;

                    (4) any person (as such term is used in Sections 13(d) and 14 (d)(2) of the Securities Exchange Act of 1934, as amended, and the regulations thereunder (collectively, the "Exchange Act")) other than the Executive becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 25% or more of Bank's or Bancorp's issued and outstanding Common Stock;

                    (5) a majority of the members of Bank's or Bancorp's board of directors is replaced during any two-year period by directors whose appointment or election is not approved by two-thirds of the members of the board of directors at the start of such two-year period.

               (c)  Code.  The Internal Revenue Code of 1986, as amended.
                    ----

               (d)  Compensation.  The total compensation payable to the
                    ------------
Executive by Bancorp and Bank.

               (e)  Date of Termination.  The "Date of Termination" of
                    -------------------
employment shall mean:

                    (1) if this Agreement is terminated by the Company based on the Executive's Disability, 30 days after Notice of Termination is given to the Executive; provided, however, that the Executive shall not have returned to the
           --------  -------
performance of the Executive's duties on a full-time basis during such 30-day period;

                    (2) if this Agreement is terminated based on the Executive's Retirement, the date on which the Notice of Termination is given; or

                    (3) if this Agreement is terminated based on the Executive's Death or for Other Reason, the effective date of such termination.

               (f)  Death.  Termination for "Death" shall mean termination of
                    -----
the Executive's employment after the Executive has been declared legally dead pursuant to the applicable laws.

               (g)  Disability.  Termination for "Disability" shall mean
                    ----------
termination of the Executive's employment because the Executive has been absent from his duties on a full time basis for six (6) months as a result of the Executive's incapacity due to physical or mental illness and, within 30 days of Notice of Termination, the Executive shall not have returned to full-time performance of the Executive's duties.

               (h)  Excise Tax.  The tax imposed by Section 4999 of the Code and
                    ----------
any applicable state excise tax provision.

               (i)  Notice of Termination.  A written notice which (1) indicates
                    ---------------------
the specific termination provisions in this Agreement relied upon, (2) sets forth in reasonable detail the facts and circumstances claimed to provide the basis for termination of the Executive's employment under the provisions so indicated, and (3) is delivered to (A) the Executive if the grounds for termination are Disability (when no legal custodian has been appointed for the Executive) or Retirement, or (B) the Executive's legal custodian if the grounds for termination are Disability and a legal custodian has been appointed for the Executive.

               (j)  Other Reason.  Termination for "Other Reason" shall mean
                    ------------
termination of the Executive's employment either voluntarily or involuntarily for any reason other than Death, Disability or Retirement.

               (k)  Payment Date.  The date of the Change in Control.
                    ------------

               (l)  Retirement.  Termination for "Retirement" shall mean
                    ----------
termination of the Executive's employment by the Company (after Notice of Termination) or termination by the Executive, based on the Executive having reached age 80 or such other age as shall have been fixed in any arrangement established with the Executive's written consent.

               (m)  Special Compensation.  The term "Special Compensation" shall
                    --------------------
have the meaning defined in Section 3 below.
                            ---------

          2.   Term of Agreement.
               -----------------

               This Agreement shall terminate upon the earliest of the following events:

               (a) ten (10) years from the date hereof if a Change in Control has not occurred within such ten-year period;

               (b) the Date of Termination of the Executive's employment with the Company based on Death, Disability, Retirement or Other Reason; or

               (c) the payment in full of all of the Company's obligations for Special Compensation as set forth in Section 3 below after a Change in Control.
                                     ---------

          3.   Special Compensation Upon Change in Control.
               -------------------------------------------

               (a)  Special Compensation.  Unless this Agreement has previously
                    --------------------
terminated pursuant to Section 2 above, immediately upon a Change in Control,
                       ---------
the Company shall pay to the Executive, in addition to any compensation to which the Executive may otherwise be entitled, an amount equal to the lesser of: (1)
                                                                ------
2.99 times the Average Annual Compensation; or (2) the largest gross Special Compensation amount which, in the opinion of the Company's independent auditors, will maximize the net payment to the Executive after consideration of the Executive's income taxes and the Excise Tax. The Special Compensation shall be paid in a lump sum, in cash, on the Payment Date. The Special Compensation shall be paid pro rata by Bancorp and Bank based on the respective Average Annual Compensation paid by each.

               (b)  Computation of Excise Tax.  For purposes of determining
                    -------------------------
whether any of the Special Compensation will be subject to the Excise Tax and the amount of such Excise Tax:

                    (1) Any other payments or benefits received or to be received by the Executive in connection with a Change in Control (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any person or entity whose actions result in a Change in Control or any person affiliated with the Company or such person) shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code and all "excess parachute payments" within the meaning of
Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of the Company's independent auditors such other payments or benefits (in whole or in part) do not constitute parachute payments or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered by the Executive within the meaning of Section 280G(b)(4) of the Code;

               (2) The amount of the Special Compensation which shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Special Compensation or (B) the amount of excess parachute payments within the meaning of Section 280G(b)(1) and (4) (after applying clause
(1) above); and

               (3) The value of any non-cash benefits and any present value computations shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code.

               (4) The determination of the amount of the Excise Tax pursuant to the foregoing provisions shall be made by the Company's independent auditors and such determination shall be binding on both the Company and the Executive. The expense of such determination shall be borne solely by the Company.

          (c)  The Company's Withholding Obligation.   The Company shall
               ------------------------------------
withhold the amount of federal and state income tax and, if applicable, the Excise Tax applicable to the Special Compensation payable to the Executive pursuant to the provisions of Section 3 hereof, in the amount established by
                              ---------
Company's independent auditors.

     4.   No Obligation to Mitigate Damages.
          ---------------------------------

          (a) Executive shall not be required to mitigate damages for the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amounts of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as a result of employment by another employer after the Date of Termination or otherwise.

          (b) The provisions in this Agreement and any payment provided for hereunder shall not reduce any amounts otherwise payable, or in any diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time under any benefit plan, incentive plan, securities plan, employment agreement or other contract, plan or arrangement.

     5.   Successor to the Company.
          ------------------------

          (a) The Company will require any successor or assign, whether direct or indirect, by purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of Bank or Bancorp to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place. As used in this Agreement, Company shall mean the "Company" and any successor to its business and/or assets which executes and delivers the agreement provided in this Section 5 or which otherwise becomes bound by all the
                           ---------
terms and provisions of this Agreement by operation of law.

               (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, advisees and legatees. If the Executive should die while any amounts are still payable hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there is none, to the Executive's estate.

          6.   Arbitration.  Any controversy of claim arising out of or relating
               -----------
to this Agreement, or the breach thereof, other than matters pertaining to injunctive relief, including, without limitation, temporary restraining orders, preliminary injunctions, and permanent injunctions, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) shall be and may be entered in any court having jurisdiction thereof. The parties hereto hereby agree that the arbitrator(s) shall have jurisdiction to award punitive damages and the parties shall be permitted to conduct discovery in accordance with the provisions of Part 3, Title 9, Paragraphs 1280 et seq. of the California Code of Civil Procedure. Such
                -- ---
arbitration shall take place in Los Angeles, California, unless otherwise agreed to in writing by the parties.

          7.   Miscellaneous.
               -------------

               (a)  Notice. All notices, requests, demands, and other
                    ------
communications provided for hereunder shall be in writing or by telex or facsimile transmission and shall be deemed to have been duly given (1) on the date of service if delivered in person or by telex or facsimile transmission (with the telex or facsimile confirmation of transmission receipt acting as confirmation of service when sent and provided that telexed or telecopied notices are also mailed by first class, certified or registered mail, postage prepaid); or (2) seventy-two (72) hours after mailing by first class, registered or certified mail, postage prepaid, and properly addressed as follows or at such other address as the party affected may designate in a written notice to such other party in compliance with this section.

If to the Company:                      Imperial Bancorp
                                        Attn:  Norman P. Creighton
                                        9920 South La Cienega Blvd.
                                        Inglewood, California 90301
                                        Telecopier No.:  (213) 417-5874

If to the Executive:                    George L. Graziadio, Jr.
                                        P.O. Box 92991
                                        Los Angeles, CA 90009
                                        Telecopier No.:  (213) 417-5874

               (b)  Waiver.  No provisions of this Agreement may be modified,
                    ------
waived or discharged unless such waiver, modification or discharge is pursuant to a written agreement signed by the Executive and the Company. No waiver by either party of any breach of, or compliance with, any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions.

               (c)  Integration.  No agreements or representations, oral or
                    -----------
otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement and the terms and conditions of all previous agreements between the parties concerning the subject matter hereof are hereby superseded.

               (d)  Governing Law.  This Agreement shall be governed and
                    -------------
construed in accordance with the laws of the State of California.

               (e)  Validity.  The invalidity or unenforceability of any
                    --------
provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

               (f)  Counterparts.  This Agreement may be executed in one or
                    ------------
more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               (g)  Legal Fees and Expenses.  In the event that any party shall
                    -----------------------
bring any arbitration, action to enforce arbitration or any other legal action or proceeding (collectively "action") arising out of or in connection with the performance, breach, interpretation, validity or enforceability of this Agreement, then the prevailing party in such action (as determined by the court, arbitrator(s)or other body having jurisdiction) shall be entitled to recover from the losing party, all reasonable costs and expenses of the action, including the fees of all arbitrators if the action has been arbitrated, reasonable attorney's fees, court costs, costs of investigation and other costs reasonably related to such action, in such amounts as may be determined in the discretion of the court, arbitrator(s) or other body having jurisdiction.

          (h)  Confidentiality.  The Executive shall retain in confidence any
               ---------------
and all confidential information known to the Executive concerning the Company and its business so long as such information is not otherwise properly disclosed.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

"EXECUTIVE"                                  "BANCORP"

                                             IMPERIAL BANCORP, a registered
                                               bank holding company

/s/ George L. Graziadio, Jr.                 By: /s/ Richard M. Baker
----------------------------                    ----------------------
GEORGE L. GRAZIADIO, JR.                           Richard M. Baker
                                                   Senior Vice President

                                             "BANK"

                                             IMPERIAL BANK, a state
                                               banking corporation


                                             By: /s/ Bernard G. LeBeau
                                                ----------------------
                                                   Bernard G. LeBeau
                                                   Chairman